                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                     FORM 8-K/A

                                   CURRENT REPORT


        Pursuant to Section 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  April 9, 1998



                             MICROTEL INTERNATIONAL, INC.
        ----------------------------------------------------------------------
                (Exact Name of Registrant as Specified in Its Charter)



          Delaware                          1-10346            77-0226211
        ----------------------------------------------------------------------
     (State or other jurisdiction of    (Commission File    (IRS Employer)
     incorporation or organization)        Number)          Identification No.)




     4290 East Brickell Street, Ontario, California           91761
        ----------------------------------------------------------------------
     (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code:  (909) 456-4321



             ------------------------------------------------------------
            (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS; PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements.

     None.

(b)  Pro forma Financial Information.

     This Form 8-K/A amends the Form 8-K filed on April 23, 1998 reporting the sale by MicroTel International, Inc. (the "Company") of certain assets and liabilities of its XCEL Arnold Circuits, Inc. subsidiary to Arnold Circuits, Inc, a private corporation. The sale was effective as of March 31, 1998 and was completed on April 9, 1998.

(c)  Exhibits.

     None.


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

                 UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

     The accompanying Unaudited Consolidated Condensed Pro Forma Statements of Operations for the Year Ended December 31, 1997 and the Three Months Ended March 31, 1998 assume the sale of certain assets of the Company and the assumption of certain liabilities by the purchaser occurred as of the beginning of each of the periods presented. The Unaudited Pro Forma Consolidated Condensed Financial Statements are based on the historical financial statements of the Company included with the Company's Annual Report on Form 10-K filed on April 15, 1998 and the Company's Quarterly Report on Form 10-Q filed on May 15, 1998 and should be read in conjunction therewith.

     The Unaudited Pro Forma Consolidated Condensed Financial Statements are presented for illustrative purposes only and are not necessarily indicative of the operating results that would have been achieved if the sale had occurred on the dates indicated, nor are they necessarily indicative of future operating results of the Company.

     The Unaudited Pro Forma Consolidated Condensed Financial Statements contain no adjustments as all costs applicable to the business operations sold have been included in its separate financial statements. Pro forma basic and diluted loss per share is computed based on the weighted average common share outstanding for the respective periods. Common stock equivalents based on the assumed exercise of options and warrants are not included in the computation of diluted loss per share as the effects would be antidilutive. The accretion of the excess of the redemption value over the carrying value of redeemable preferred stock of $60,000 and $13,000 for the year ended December 31, 1997 and the three months ended March 31, 1998, respectively is deducted from the loss attributable to common shareholders in the computations of basic and diluted loss per share.

                        UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                               STATEMENT OF OPERATIONS
                         FOR THE YEAR ENDED DECEMBER 31, 1997

                      (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                            XCEL
                                                           ARNOLD                PRO FORMA
                                                                        -------------------------
                                         CONSOLIDATED   CIRCUITS, INC.  ADJUSTMENTS   AS ADJUSTED
                                         ------------   -------------   -----------   -----------
Net sales                                $  43,098       $  9,030        $            $  34,068
Cost of sales                               32,670          9,685                        22,985
                                          --------        -------         ------       --------
Gross profit                                10,428           (655)                       11,083
Operating expenses:
  Selling, general & administrative         11,361          1,450                         9,911
  Engineering & product development          2,046             --                         2,046
  Write-down of goodwill                     5,693             --                         5,693
                                          --------        -------         ------       --------
Operating loss                              (8,672)        (2,105)                       (6,567)
Other income (expense)
  Interest expense                            (895)          (261)                         (634)
  Other income (expense)                       (29)            --                           (29)
                                          --------        -------         ------       --------
Loss before income taxes                    (9,596)        (2,366)                       (7,230)
Income taxes                                    97             --                            97
                                          --------        -------         ------       --------
Net loss                                 $  (9,693)     $  (2,366)       $            $  (7,327)
                                          --------        -------         ------       --------
                                          --------        -------         ------       --------
Basic and diluted loss per share         $    (.96)                                        (.73)
                                          --------                                     --------
                                          --------                                     --------
Weighted average number of
  shares outstanding used in
  calculating loss per share                10,137                                       10,137
                                          --------                                     --------
                                          --------                                     --------



                       UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                               STATEMENT OF OPERATIONS
                       FOR THE THREE MONTHS ENDED MARCH 31, 1998

                    (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                            XCEL
                                                           ARNOLD               PRO FORMA
                                                                        -------------------------
                                        CONSOLIDATED   CIRCUITS, INC.   ADJUSTMENTS   AS ADJUSTED
                                        ------------   --------------   -----------   -----------

Net sales                                 $  9,742      $   1,509       $              $  8,233
Cost of sales                                7,506          1,871                         5,635
                                           -------        -------        -------        -------
Gross profit                                 2,236           (362)                        2,598
Operating expenses:
  Selling, general & administrative          3,119            289                         2,830
  Engineering & product development            571             --                           571
                                           -------        -------        -------        -------
Operating loss                              (1,454)          (651)                         (803)
Other income (expense)
  Interest expense                            (167)           (40)                         (127)
  Gain on sale of subsidiary                   670             --           (670)            --
  Other income (expense)                        18             --                            18
                                           -------        -------        -------        -------
Loss before income taxes                      (933)          (691)          (670)          (912)
Income taxes                                    15             --                            15
                                           -------        -------        -------        -------
Net loss                                  $   (948)      $   (691)      $   (670)       $  (927)
                                           -------        -------        -------        -------
                                           -------        -------        -------        -------

Basic and diluted loss per share          $   (.08)                                        (.08)
                                           -------                                      -------
                                           -------                                      -------

Weighted average number of
  shares outstanding used in
  calculating loss per share                11,927                                       11,927
                                           -------                                      -------
                                           -------                                      -------



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

                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        MICROTEL INTERNATIONAL, INC.


                                        By:/s/ James P. Butler
                                           --------------------
                                           James P. Butler
                                           Chief Financial Officer


Date: June 3, 1998


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